DRIVE FOR INNOVATION

Let's be **FIRST, FAST,** and **FRESH** to market!

The Dial Corporation

Investor Conference

February 19, 2002
Scottsdale, AZ

The Dial Corporation

Safe Harbor

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on management's beliefs, as well as on assumptions made by and information currently available to management and involve various risks and uncertainties, certain of which are beyond the Company's control. The Company's actual results could differ materially from those expressed in any forward looking statements made on behalf of the Company.

DRIVE FOR INNOVATION

Let's be **FIRST, FAST,** and **FRESH** to market!

Dial Today

	Dial	Purex	Renuzit	Armour
Market Size	$ 2 B	$ 5 B	$ 1 B	$ 1 B
Share of Market*	20.3%	10.2%	17.8%	17.7%
Brand Position	# 1 **#1 in Bar Soap** **#2 in Liquid Soap**	# 2 **#1 Value Brand**	# 2 **#1 Item in Air Freshener category**	# 2 **#1 in Vienna Sausage – our flagship product**

**52-week volume market shares, period ended December 29, 2001, per A.C. Nielsen*

Dial Facts

- For the past five quarters have met or exceeded street estimates even after raising earnings estimates twice in 2001.
- Debt reduced by $241MM since new management came in—from $657MM to $416MM.
- Cash flow from operations in 2001 up 26.9% vs. year ago to $159.4MM.
- Sold money losing Specialty Personal Care (SPC) unit. Loss on sale approximately $200MM.
- Announced the closing of Compton, California, liquid soap plant and consolidation of detergent, soap, shampoo plants in Argentina over a period of time.
- Issued $250MM of 5-year senior notes to repay bank debt.

What Still Needs To Be Done

- Grow core businesses with meaningful new products
  - High debt levels require internal growth as opposed to acquisitions
  - Dial has significant expertise in fragrance, personal care applications and laundry products
  - Business categories, particularly air care and personal cleansing reward INNOVATION

Innovation Drives Growth

- New “battle cry” at Dial
- Nimbleness is Dial’s competitive edge . . . fastest to market with innovative -- different from / better than competitive products
- Concentrate on doing 1 or 2 new products well on an annualized basis
- Net, net . . . drive for innovation . . . *first / fast / fresh to market*

Innovation Drives Growth

- Dial initiatives to foster an innovation culture
  - Dial Technical and Administrative Center renamed, **Center for Innovation**
  - Reorganized R&D to devote more resources toward new technology
  - Created **Innovation Group**
  - Created **Idea Room** at *Center for Innovation*
  - Launched Dial Ideation Web site – **Dial Tomorrow**
  - Conducted company-wide **Innovation Week**
  - Conducting monthly "Chew on This Idea" lunches to expand and detail new product ideas

Innovation At Work

- Results to date
  - Generating product ideas and concepts at an incredible rate
    - * Innovation Week 3,800+ Concepts
    - * Dial Tomorrow 154 Concepts
    - * Business Unit Ideation 80+ Concepts
  - 250 subscribers to Dial Tomorrow
  - Developed system to quick screen concepts
  - Shifting view from internal to external
    - * Increased market research
    - * International packaging review
    - * External product innovation and development experts
  - Innovation Group managing significant projects of the future

Innovation Video

DRIVE FOR INNOVATION

Let's be **FIRST, FAST,** and **FRESH** to market!

Personal Cleansing Business Unit

Personal Cleansing Business Unit

Dial


Dial
Dial
Dial
Dial
Aloe
Dial
Dial
Dial
Dial
Aloe
Dial
Dial
Dial
Dial
Dial
Aloe
Dial


Pure & Natural

Coast


New Richer Lather!
Coast
8
New Richer Lather!
Coast
12


Tone
COCOA BUTTER
Tone
Tone

Tone

Personal Cleansing

Quick Facts

- Dial is the #1 brand, 3 share points ahead of #2
- Dial bar is the #1 deodorant bar soap, 4 share points ahead of #2
- Liquid Dial is the fastest growing antibacterial hand soap
- Dial Body Wash has nearly tripled its share in the last 4 years

Personal Cleansing

2001 Results

- 2001 was a record year
  - Record revenue
  - Record gross profits/margin
  - Record operating profits/margin

Personal Cleansing

2001 Results

- 2001 was a record year
- Revenue was well above historic business growth rates and category growth rates

Personal Cleansing

2001 Results

- ⇨ 2001 was a record year
- ⇨ Revenue was well above historic business growth rates and category growth rates
- ⇨ Non-scan business drove the results



H2 '01
57%
+4%
% of Business
Growth Rate
Scan Business
+
43%
+16%
% of Business
Growth Rate
Non-Scan Business
= +8%

Includes acquisitions

Personal Cleansing

2001 Results

- 2001 was a record year
- Revenue was well above historic business growth rates and category growth rates
- Non-scan business drove the results
- Liquid Hand Soap and Body Wash grew strongly



+1%
+26%
+24%
Bars
Liquid Hand
Body Wash

Personal Cleansing - Liquid Hand

- Dial Complete drove the strong +26% growth in the Liquid Hand business
  - Kills 10X more germs than other hand soaps
  - # 3 pump in the market
  - Strong 32% repeat
    - * Over 65% of the repeat is coming from users who have repeated 2+ times
  - Expanding to institutional markets


America's
MOST EFFECTIVE
GERM-KILL
Dial
COMPLETE
ANTIBACTERIAL
FOAMING
HAND WASH

- Base business also healthy
  - Base Liquid Dial +3% during 2001
    - * Fruit Decor
    - * Liquid Dial Aloe


Dial
Dial
Dial
Dial
Aloe

Personal Cleansing - Body Wash

⇨ 2001 was the 5th consecutive year of double digit growth
  – 1996-2001 CAGR = +33%



Sales ($MM)
1996
1997
1998
1999
2000
2001

⇨ Dial's growth in 2001 accounted for 50% of total category growth
  – Driven by packaging/appearance innovation
  – Mountain Fresh body wash and Tone Island Mist



Tone
COCOA BUTTER
Dial

Personal Cleansing - Bar Soaps

⇨ After strong growth from 1997 - 2000 Base Dial bar market share stumbled in 2001
  - Trade reduction initiative
  - Poor Crystal Breeze performance
  - Lack of innovation


Base Dial Bar Market Share
29
28
27
26
25
24
23
22
1997
1998
1999
2000
2001

⇨ Dial Bar expected to rebound in 2002
  - More aggressive pricing
  - Replacement of Crystal Breeze
  - Strong new product pipeline
  - Funded via Product Supply savings

Personal Cleansing - 2002 New Products

⇨ Bars

- Dial Vitamins
- Dial Tropical Escape
- Dial Aloe Restage/Pack Conversion
- Mid-year new product (Innovation)

⇨ Liquid Hand

- Liquid Dial Fruit Decor (end of '01)
- Formulation improvement
- Dial Complete enhancement
- Mid-year new product (Innovation)

⇨ Body Wash

- Dial Tropical Escape
- Tone Cucumber Melon/Wild Flowers
- Mid-year new product (Innovation)

Personal Cleansing - 2002 New Products

⇨ Dial Vitamins Bar Innovation

- Translucent bar, clear packaging, trusted Dial Antibacterial protection
- Defends against Irish Spring Vitamins launch & potential Softsoap translucent bar soap launch
- Strongest packaging of any deodorant bar soap in consumer testing
- Ships February 2002


Dial
ANTIBACTERIAL SOAP
Vitamins
HYDRATING VITAMIN COMPLEX
Dial

Personal Cleansing - 2002 New Products

⇨ Tropical Escape Bar/Body Wash

- On trend, tropical positioning with consumer preferred graphics
- Strongest packaging within the successful Dial fragrance line
- Early movement on bar exceeding expectations
- Ships February 2002


Dial
Body Wash
Tropical Escape
Dial
ANTIBACTERIAL

Personal Cleansing - 2002 New Products

⇨ Aloe Bar Restage

- New consumer preferred base formula
- Pack size increases
  - 2 bar → 3 bar
  - 6 bar → 8 bar
  - 8 bar → 12 bar
- Ships February 2002



NOW! 50% Better Value Than Before!
Dial
ANTIBACTERIAL
SOAP
with MOISTURIZING
Aloe
THREE 4.5 OZ BARS (TOTAL NET WT 13.5 OZ) 382g
3 Bath Bars

Personal Cleansing - 2002 New Products

⇨ New Tone Body Washes

- Cucumber Melon, Wild Flowers
- On trend consumer preferred fragrances and packaging
- Sell-in exceeding expectations
- Ships February 2002



Tone
MOISTURIZING
COCOA
BUTTER
Hydrating
BODY WASH
Tone
MOISTURIZING
COCOA
BUTTER
Hydrating
BODY WASH

Personal Cleansing - 2002 New Products

⇨ Liquid Dial Gold Restage

- New milder formula, same trusted protection
- Consumer preferred
- Ships February 2002


NEW Milder Formula, Same Trusted Protection
Dial
ANTIBACTERIAL

Personal Cleansing - 2002 New Products

⇨ Mid Year Launches


Innovation
Innovation
Innovation
Bars
Liquid Hand
Body Wash

Laundry Care Business Unit

Laundry Care

Purex


Purex
Purex

Fels Naptha


FELS-NAPTHA

Borateem


Borateem

Sta-Flo


STA-FLO

TMT


20 MULE TEAM
BORAX
NATURAL LAUNDRY BOOSTER

Zout


Zout
Zout

Boraxo


Boraxo

Sta-Puf


Purex
Sta Puf

Baby Soft


BABY
SOFT

Trend


Trend

Gentle Soft



Purex Tabs


Purex
TABS

Purex Dry Bleach


Purex

Laundry Care

Fast Facts

» Purex is the #2 brand; 2 share points ahead of #3

» Purex has improved its operating margin in the past 12 months by more than 300 bps

» Purex Mountain Breeze is nearly a 5 share brand

» Zout is the fastest growing soil and stain remover brand

» TMT grew 8% last year, after years of flat sales

2001 Results

Laundry Care Delivered:

» Record Volume Growth

» Record Revenues

» Record Profits

» Record Market Share

Market Performance

Purex Detergents


Volume Share of Market
14
12
10
8
6
4
2
0
7.3
8.6
9.6
9.8
11.0
11.5
1997
1998
1999
2000
2001
2002

Zout Stain Remover


Dollar Share of Market
14
12
10
8
6
4
2
0
3.5
6.5
8.0
2000
2001
2002

Strategic Plan

Deliver Premium Product Benefits at a Consumer Value

- Fragrance
- Cleaning
- Aesthetics
- Merchandising

Improve Profit Margin

- Focus on high margin laundry additive products
- Aggressive cost reduction
- Improved manufacturing reliability
- Trade spending efficiency

2002 Initiatives

After the Rain – August 2001


After the Rain
Purex
After the Rain
Deep Down Clean
Purex

- Fragrance Detergents now 21% of Category Sales
- Purex Mountain Breeze has built momentum
- Share of shelf is key growth opportunity for Purex

Source: IRI Total FDM 52W/E 12/16/01

2002 Initiatives

Purex Restage – February 2002


DEEP DOWN CLEAN
Purex
ORIGINAL SCENT
40
ORIGINAL SCENT
DEEP DOWN CLEAN
Purex
DEEP DOWN CLEAN

- **Improved cleaning performance of ultra powders and liquids**
- **Improved packaging aesthetics**
- **New benefit statement**

2002 Initiatives

Mountain Breeze Tablets – April 2002


Dissolves in Seconds
24 USES
MOUNTAIN BREEZE
Purex
TABS
ONE IS ALL YOU NEED!
CAUTION:
he

- Mountain Breeze is best selling fragrance in category
- Detergent Tablet items expanding
- Increased shelf presence key to maintaining distribution and velocity

2002 Initiatives

e-z care – January 2002



NEW!
for a quick Wrinkle-Free look
e-z care
Wrinkle Releaser

- **$35 MM Segment**
- **Only one competitor (Downy)**
- **E-Z Care Wrinkle Releaser is superior to Downy at a 25% value**

2002 Initiatives

Zout Restage-April 2002


GETS OUT
SET-IN
STAINS
ZOUT
LAUNDRY
STAIN
REMOVER
GETS OUT
SET-IN STAINS
ZOUT
LAUNDRY
STAIN REMOVER

- **Reformulation to improve consumer perceived stain removal performance and aesthetics (fragrance & viscosity)**
- **Response to Shout recent reformulation**
- **Premium performance to support premium price point**

2002 Initiatives

New Zout Form – Mid 2002

Innovation


GETS OUT SET-IN STAINS
ZOUT
LAUNDRY STAIN REMOVER

- **Build Zout's equity as a powerful and innovative premium stain remover**
- **Key points of difference:**
  - ✓ **Fast-acting**
  - ✓ **Remove stains on contact**
  - ✓ **Superior stain removal performance on key signal stains**

2002 Initiatives

New Twenty Mule Team Products - Mid 2002

Innovation


20 MULE TEAM
BORAX
NATURAL LAUNDRY BOOSTER
MULTI-PURPOSE
HOUSEHOLD
CLEANER

- **Emphasize the natural benefit of the Borax mineral**
- **Products to provide multiple benefits**

Innovation

Product Forms/Benefits:

GELS

NATURAL

FOAMS

EFFERVESCENCE

LONG LAST

WIPES

Food
Business Unit

Armour Unit Share Trend

1996 - 2001


Record Unit Share!
1996
1997
1998
1999
2000
2001

Source: IRI 4 Week Data 1/96 – 6/01

Canned Meat Category Overview

Manufacturer Unit Share


#2
Manufacturer

HORMEL	26%
DIAL CORP	**19%**
CON AGRA	12%
SARA LEE	2%
PRIVATE LABEL	10%
ALL OTHER	30%

Canned Meat Category Overview

Unit Share by Brand

#1 BRAND

ARMOUR	19%
HORMEL	15%
LIBBY	9%
SPAM	6%

Canned Meat Category Overview

Segment Breakdown

Armour Leadership Position: Vienna, Potted Meat & Sliced Dried Beef.

Armour Secondary Position: Chili, Hash, Stew and Luncheon Meat.


50%
31%
19%

No Armour Products.

Armour has products that compete in 81% of the Canned Meat Category Segments.

Source: IRI FDM Unit Share- 52 wk ending December 16, 2001

Armour Vienna Sausage Share


50% Nationwide
55%-87% in Core Markets
81% OF ALL Vienna Sales

Vienna Sausage Strategy

- Growth via expanded distribution in growth channels and increasing purchase multiples
- Cost management through increased automation and process improvement
- Long term project underway to dramatically alter cost structure

Innovation



12 PACK
ARMOUR
VIENNA SAUSAGE
MADE WITH CHICKEN, BEEF AND PORK IN BEEF STOCK
AMERICA'S FAVORITE
AMERICA'S FAVORITE

Armour Chili Share


6% Nationwide
11%-33% in Core Markets
52% OF ALL Chili Sales

Chili Strategy

- Formula & Packaging Improvements
- Growth through targeted consumer spending and distribution growth
- Innovation: Leverage emerging technologies to drive quality and manage costs
- Innovation: Packaging


ARMOUR
ROAST BEEF
HASH
ARMOUR
CORNED BEEF
HASH
ARMOUR
CHILI
No Beans
ARMOUR
CHILI
No Beans
ARMOUR
CHILI
with Beans
ARMOUR
CHILI
with Beans
ARMOUR
BEEF
STEW

Private Label Growth

+30% In Four Years


Innovation
1998
1999
2000
2001

- Private Label brands growth continues across categories
- Utilize Current Capacity
- Growth through expanded relationship with existing customers
- Manufacturing capabilities include a broad list of products

Key 2002 Strategies

- Maintain leadership position
- Execute proven trade and merchandising strategies
- Growth through expanded distribution in core markets
- Innovation
  - Cost Management
  - Process Management
  - Automation
  - Packaging
  - Expanded Private Label Portfolio

Air Freshener Business Unit

Air Fresheners

- Renuzit Brand Acquired in 1993
  - $83MM in sales
  - 4 product lines
  - Approximately 36 items


Renuzit
LONGLAST
ADJUSTABLE
Super Odor Killer

- Renuzit Brand Today
  - $227MM in sales
  - 12 product lines
  - 125 core items


Renuzit
Renuzit
CARPET
Renuzit

Air Fresheners


Renuzit
Renuzit
Renuzit
Renuzit
Renuzit
Renuzit
Renuzit
Renuzit
Renuzit
Renuzit
Renuzit
Renuzit

Renuzit Adjustables

- America's #1 selling air freshener
- 28 year old product
- 84.4 million units sold
  - 14MM more than total SCJ aerosol business
  - More units than combined scented oil segment
- Opportunity for future growth

	1996	2001
Units Sold	54MM	84MM
Penetration	12.60%	13.10%
Units per Buyer	4.2	6.5

- Supports success of refreshment strategy
- Points to opportunity to reach out to new buyers

Renuzit Air Freshening

Objective

- Growth

Strategy

- Refreshment
  - On-trend fragrance
  - Packaging and shelf impact
- Penetration
  - Differentiation
  - Consumer choice in each segment
- Innovation
  - Advanced delivery systems
  - Improved performance

Air Freshening

Refreshment

- Fragrance
  - Tropical Melon Adjustable and Aerosol
  - Lavender Sage Adjustable and Aerosol
  - Homespun Comfort Adjustable and Aerosol
  - Apple & Cinnamon AromaSense Glass and Pillar
- Packaging
  - Renuzit Electric Scented Oil
    - ✓ Improved performance claim
  - AromaSense Pillars Decorative Wrap
  - AromaSense Glass Decorator Sleeves
    - ✓ Taller glass for greater shelf impact



Renuzit
Renuzit
Renuzit



Renuzit
Scented Oil
PLUG IN AIR FRESHENER
After The Rain
Renuzit
Scented Oil
REFILL
After The Rain

Air Freshening

Penetration

- Fresh Elements Home Fragrance Spray
  - High impact contemporary packaging
  - Fresh fragrance position
  - Sales up 54% where swapped for AromaSense aerosols



- Carpet Foam with Carpet Guard Stain and Soil Protection
  - Compelling product performance advantage
  - Foam replacing powders and driving segment growth
  - Consumer purchase intent 54% above norms


Carpet Guard
Freshens &
Protects

Air Freshening

Penetration



AromaSense

- AromaSense Glass Candles
  - Upscale hand-painted decorator look
  - Taller glass—improved shelf and value impression
  - Improved burn characteristics

  - Easy to extend with new designs
    - ✓ Liberty Candle Promotion
    - ✓ Seasonal Holiday Designs
      - Pillars holiday labels designed by children with diabetes with donation to JDA





Renuzit

DIAL

Innovation

Developing New Products to Expand Category Consumption

- New Forms of Delivery
  - Advanced sprays
  - Wick and Oil systems
  - Automated systems
  - Portable and personal

Innovation

- New Mediums of Delivery
  - Advance gels
  - Paper
  - High efficacy oils
  - High load wax

Innovation

- Primary Area of Focus for Dial Innovation Group

Innovation

Innovation

High-Impact Scented Oil







- Advanced fragrance oil and wick technology
- Scented oil performance without use of outlet
- Portable and small - ideal for bathroom
- Consistent performance
- Unique blend of aesthetics and function

Innovation

Innovation

Advanced Air Freshening System

- High performance - high output
- Sophisticated delivery device
- Premium performance - premium pricing




Renuzit
Renuzit


Renuzit
CARPET FRESHENING FOAM


Renuzit
Scented Oil
REFILL
After The Rain
Renuzit
Scented Oil
PLUG IN AIR FRESHENER
After The Rain


fresh Elements
fresh Elements
fresh Elements


AromaSense
AromaSense
AromaSense
AromaSense
AromaSense


AromaSense
AromaSense
AromaSense

Financial Review

2001 Financial Accomplishments

- Strengthened our Balance Sheet
  - Completed SPC divestiture
  - Reduced net debt by $172.5MM
  - Improved DSO and inventory turns
  - Delivered strong cash flow
- Delivered sequential quarterly gross margin improvement and EPS growth

Improved Financial Results

Balance Sheet
($ millions)

	2000	2001	Improve-ment
Inventories	$144.8	$130.0	$14.8
Inventory Turns	5.4	6.2	0.8
Accounts Receivable	$136.0	$94.2	$41.8
DSO	43	31	12
Average Working Capital	$90.4	$21.0	$69.4
Working Capital As % of Sales	5.9%	1.3%	460 bps
Cash Flow From Operations	$125.6	$159.4	$33.8
Net Debt	$588.4	$415.9	$172.5
CFROIC	14.5%	21.7%	720 bps

Note: Restated for SPC elimination in EITF format.

Margin and EPS Improvement – 2001[1]

	Gross Margin	Operating Margin	Continuing Operations
Q1	49.1%	8.9%	$0.16
Q2	49.6%	8.8%	$0.17
Q3	50.8%	11.2%	$0.26
Q4	51.5%	11.6%	$0.27
Full Year	50.3%	10.2%	$0.86
	+100 bps	+50 bps	+$0.20

[1]Excluding SPC and special charges

Financial Objectives - 2002

V
- Unit Sales Growth of 2-3%

E
- Net Income Growth of at least 10%, adjusted for Goodwill

R
- CFROIC in excess of 20%

C
- Cash Flow from Operations
  10+% of Net Sales

Key Earnings Drivers - 2002

- Unit volume growth slows in 2002 vs. 2001
  - No Acquisitions
  - Laundry care and personal care revenue growth equal to or above category growth
  - Food revenue flat in line with category
  - Air Freshener revenue down in first half, with anticipated improvement in second half due to new products
  - International—volume flat to slightly up, but revenue down due to Argentina currency and economic issues and Mexico move to a licensing arrangement
- Operating margins improve 150 basis points
  - Close three plants
  - Control administrative expenses
- International performance
  - Restructure Mexico - 2001
  - Argentina transition issues - 2001
- Interest expense – reduce net debt $90MM

Argentina – "Bad News"

- Unstable economy
- Currency devaluation charge of $62.2MM in 2001
- Further devaluation charges likely
- High probability of goodwill asset impairment charge in first quarter

Argentina – "Good News"

- Currency devaluation and asset impairment charges are "non-cash"
- Argentina sales in 2001 represent 8% of total company sales
- Argentina product contribution in 2001 was only 4% of total company contribution
- One-time charges in 2001 mostly related to transition issues
- Improvement in Argentina's operating performance is not required to meet total company EPS target of $1.01-$1.04

Income Statement-Impact of EITF[1] NOS. 00-14 and 00-25

$ Millions, Except Per Share Data

	2001	Reclassification	2001 New Format
Net Sales	**$ 1,663.3**	**$ (393.1)**	**$ 1,270.2**
COGS	826.6	(10.2)	836.8
Gross Profit	**$ 836.7**	**$ (403.3)**	**$ 433.4**
Gross Margin	***50.3%***		***34.1%***
SG&A	667.4	403.3	264.1
Operating Income	**$ 169.3**	**0.0**	**$ 169.3**
Operating Margin	***10.2%***		***13.3%***
Net Income	**$ 79.4**	**0.0**	**$ 79.4**
Earnings Per Share (Diluted)	$ 0.86	0.0	$ 0.86

[1] *Excluding SPC and special charges*

Financial Plans 2002

- Balance Sheet
  - Reduce net debt by $90MM
  - Maintain strong inventory and accounts receivable performance measures
- Cash Flow
  - Cash flow from operations - $130MM - $140MM
  - Capital expenditures - $39MM
- EPS
  - Operating margins improve 150 basis points
  - Expect EPS of $1.01 – 1.04
  - Expect 60% of EPS in second half, similar to 2001

Investment Opportunity

- Stable business
- Well established brands
- Operating margins continue to improve
- Strong cash flow to support future investments
- Current fundamentals should drive a 10% EPS growth . . . possibly higher

DIAL